Share Class & Ticker	Class A HSUAX	Trust Shares HSUTX	Summary Prospectus May 2, 2011

Huntington Situs Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.huntingtonfunds.com/ prospectussummary. You can also get this information at no cost by calling 800-253-0412, by emailing a request to info@huntingtonfunds.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated May 2, 2011.

Investment Objective	The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $50,000 in Huntington Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge” section at page 220 of the prospectus and “Other Purchase Information — Sales Charge Reductions/Waivers (Class A Shares)” at page 91 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Trust Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	None	4.75%

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Trust Shares	Class A Shares
Management Fees	0.75%	0.75%

Distribution (12b-1) Fees	None	0.25%

Other Expenses (including shareholder services fee)	0.61%	0.61%

Acquired Fund Fees and Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	1.37%	1.62%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Trust Shares	$139	$434	$750	$1,646
Class A Shares	$632	$962	$1,314	$2,306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Not A Deposit • Not FDIC Insured • May Lose Value • No Bank Guarantee • Not Insured By Any Government Agency

Principal Investment Strategy

The Fund normally pursues its investment objective by investing primarily in equity securities of companies whose geographical, political and/or demographic situs positions them to outperform other companies. Equity securities include common stocks, preferred stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks which, if rated by a Nationally Recognized Statistical Ratings Organization (“NRSRO”), will be investment-grade at the time of investment. If a security has not received a rating from an NRSRO, the Fund must rely entirely upon the Advisor’s credit assessment that the security is comparable to investment-grade.

Under normal market conditions, the Advisor invests at least 80% of the Fund’s assets in equity securities. The Fund may also invest up to 20% of its assets in the equity securities of foreign issuers.

In managing the Fund’s portfolio, the Advisor utilizes a screening process that identifies companies based on situs, which is one or more geographical locations that are positioned and likely to allow the companies to outperform those in other locations. Examples of situs advantages include favorable political, social or economic factors or population demographics. While the Fund may invest in companies of any size, smaller companies tend to be best positioned to outperform due to situs factors.

The Advisor also employs fundamental analysis, valuation techniques, and technical analysis. Fundamental analysis focuses on qualitative aspects of the company’s product, management, and competitive strategy. Valuation techniques include quantitative screens to review historical earnings, revenue, and cash flow. Technical analysis will be deployed as it relates to the timing of trading the securities.

Principal Investment Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The primary factors that may reduce the Fund’s net asset value (“NAV”) and returns include:

Mid/Small Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceed repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Performance: Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Trust Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information will be available at www.huntingtonfunds.com, or by calling 1-800-253-0412.

Risk/Return Bar Chart	Best Quarter Worst Quarter	Q2 2009 Q4 2008	22.55 (26.23	% )%

This table shows the Fund’s average annual total returns for periods ended December 31, 2010.	Average Annual Total Return Table (for the periods ended December 31, 2010)

	1 Year	5 Years	Since Class Inception*
Situs Fund — Trust Shares
Returns before taxes	26.71%	5.11%	12.27%
Returns after taxes on distributions(1)	26.71%	4.47%	11.76%
Returns after taxes on distributions and sales of Trust Shares(1)	17.36%	4.30%	10.86%
Situs Fund — Class A Shares (with 4.75% sales charge)
Returns before taxes	20.46%	3.83%	11.34%
Standard & Poor’s Small Cap 600 Index (S&P 600) (reflects no deduction for fees, expenses or taxes)(2)	26.31%	4.64%	11.27%
Standard & Poor’s 500 Index (S&P 500) (reflects no deduction for fees, expenses or taxes)(3)	15.06%	2.29%	7.51%

(1)

After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2)	The unmanaged S&P 600 generally represents all major industries in the small-cap range of the U.S. stock market.
(3)	The unmanaged S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
*	Since September 30, 2002.

Investment Advisor and Portfolio Manager

The Fund’s investment advisor is Huntington Asset Advisors, Inc. B. Randolph Bateman, President and Chief Investment Officer of the Advisor, has served as Portfolio Manager of the Fund since 2002.

Purchasing and Redeeming Shares

The minimum initial purchase for the Fund’s Class A Shares and Trust Shares is $1,000. For Class A Shares, the minimum subsequent investment is $50; for Trust Shares the minimum subsequent investment is $500. For Class A Shares and Trust Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

Shares may be purchased or redeemed by calling your investment professional or directly from the Trust at (800) 253-0412; by check payable to the Huntington Situs Fund and applicable Share class (for example, Huntington Situs Fund — Class A Shares) (Mail to The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110); or by Federal funds wire (The Huntington National Bank NA, ABA #044000024, Huntington Fund, Account #01892228947, Shareholder Name, Shareholder Account Number). You may redeem your Shares on any business day when the New York Stock Exchange is open by telephone at (800) 253-0412, or by calling your Investment Professional; or by mail at the Huntington Funds address above.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an Individual Retirement Account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.